GREAT-WEST FUNDS, INC.

Great-West Putnam Equity Income Fund

Institutional Class Ticker: MXQCX

Investor Class Ticker: MXQIX

(the “Fund”)

Supplement dated August 16, 2019 to the Prospectus and Summary Prospectus for the Fund,

each dated April 30, 2019, as supplemented, and the Statement of Additional Information for Great-West Funds, Inc., dated April 30, 2019, as supplemented

As described in the supplement, dated June 14, 2019, at in-person meetings held on December 6-7, 2018 and June 12-13, 2019 the Board of Directors of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved the following:

1.	A name change for the Fund from the “Great-West Putnam Equity Income Fund” to the “Great-West Large Cap Value Fund;”

2.

A reduction in the management fee of the Fund from 0.74% of the average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion to 0.61% of the average daily net assets on assets up to $1 billion, 0.56% of the average daily net on assets over $1 billion, and 0.51% of the average daily net assets on assets over $2 billion;

3.

A reduction in the expense limitation from 0.75% of the Fund’s average daily assets to 0.61% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs;

4.	The addition of T. Rowe Price Associates, Inc. as an additional sub-adviser to the Fund alongside the Fund’s current sub-adviser, Putnam Investment Management, LLC;

5.	A revised 80% investment policy to include the capitalization range of the equities in which the Fund invests; and

6.

An Agreement and Plan of Reorganization that provides for the merger of the Great-West T. Rowe Price Equity Income Fund, a series of Great-West Funds, with and into the Great-West Large Cap Value Fund (formerly, the Great-West Putnam Equity Income Fund) another series of Great-West Funds.

The effective date of August 23, 2019 communicated in the supplement, dated June 14, 2019, has been changed; the above-mentioned matters are now expected to occur on or about October 25, 2019, or on such other date as the officers of Great-West Funds determine.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 30, 2019, as supplemented, and the Statement of Additional Information for Great-West Funds, Inc., dated April 30, 2019, as supplemented.

Please keep this Supplement for future reference.